Janus Detroit Street Trust

Janus Henderson Mortgage-Backed Securities ETF

Supplement dated August 28, 2019

to Currently Effective Statement of Additional Information

The Statement of Additional Information (“SAI”) for the Janus Henderson Mortgage-Backed Securities ETF is supplemented effective September 3, 2019 as follows:

1.

The following replaces the corresponding information under “Creation and Redemption of Creation Units—Costs Associated with Creation Transactions” in the “Shares of the Trust” section of the SAI, which lowers the variable fee for non-standard orders and creations and redemptions in whole or partial cash from 0.03% to 0.01%:

Variable Charge (as a percentage of the net asset value per Creation Unit)
Janus Henderson Mortgage-Backed Securities ETF	0.01%

Please retain this Supplement with your records.